UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-KCURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest reported) December 29, 2006

ORIGINALLY NEW YORK, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-50013	91-2107890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 N. Commercial Avenue, Eagle Grove, IA 50533

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (515) 603-6292

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report.

On December 29, 2006 the Company sold 125,000 shares of its common stock to James. F. Petersen for $0.40 per share or a total purchase price of $50,000. The shares were issued in reliance on Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder and contain a restrictive legend in accordance with Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2006

ORIGINALLY NEW YORK, INC.

By:	/s/ Taylor Moffitt	Date: December 29, 2006
Taylor Moffitt
CEO/ /Director

By:	/s/ Chris McGovern	Date: December 29, 2006
Chris McGovern
President/Treasurer